UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 April 29, 2008
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                Date of Report (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-22444                       25-1710500
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(State or other                 (Commission File Number)           (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                               15237
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(Address of principal executive offices)                              (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.01   Other Events

On April 29, 2008, WVS Financial Corp. announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share payable on May 22, 2008 to stockholders of record on May 12, 2008. A copy of the press release is furnished as Exhibit 99 to this Form 8-K.


Item 9.01   Financial Statements and Exhibits

   (a)      Not applicable

   (b)      Not applicable

   (c)      Not applicable

   (d)      Exhibits

            Exhibit 99 - Press Release, dated April 29, 2008.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 WVS FINANCIAL CORP.



Dated:  April 29, 2008                           By:   /s/ David J. Bursic
                                                       -------------------------
                                                       David J. Bursic
                                                       President and
                                                       Chief Executive Officer




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